                                                              EXHIBIT 24.1


                            SOUTHERN CALIFORNIA EDISON COMPANY
                                     POWER OF ATTORNEY



      The undersigned, Southern California Edison Company, a California corporation, and certain of its officers and/or directors do each hereby constitute and appoint BRYANT C DANNER, ALAN J. FOHRER, R.K. BUSHEY, BEVERLY P. RYDER, KENNETH S. STEWART, JAMES R. BERG, L.C. CLARK, PATRICIA
N. GLAZIER, DOROTHY J. FULCO, JOSEPH G. LLORENS, THOMAS J. DENNIS, and CHARLES COOKE, or any one of them, to act as attorney-in-fact, for and in their respective names, places, and steads, to execute, sign, and file or cause to be filed an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, Quarterly Reports on Form 10-Q for each of the first three quarters of fiscal year 1996, from time to time during 1996 any Current Reports on Form 8-K, and any and all supplements and amendments thereto, to be filed by Southern California Edison Company with the Securities and Exchange Commission, under the Securities Exchange Act of 1934, for the purpose of complying with Sections 13 or 15(d) of the Securities Exchange Act of 1934, granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and appropriate to be done in and about the premises as fully and to all intents and purposes as the undersigned or any of them might or could do if personally present, hereby ratifying and approving the acts of each of said attorneys-in-fact.

      Executed at Rosemead, California, as of this 20th day of March, 1996.


                                  SOUTHERN CALIFORNIA EDISON COMPANY

                                  By              John E. Bryson
                                     ---------------------------------------
                                             Chairman of the Board and
                                              Chief Executive Officer
(Seal)

Attest:

      Beverly P. Ryder
----------------------------
        Secretary

Principal Executive Officer:


       John E. Bryson
---------------------------------        Chairman of the Board, Chief
       John E. Bryson                    Executive Officer and Director

Principal Financial Officer:

       Alan J. Fohrer
---------------------------------        Executive Vice President, Treasurer
       Alan J. Fohrer                    and Chief Financial Officer

Controller and Principal Accounting Officer:

       R. K. Bushey
---------------------------------        Vice President and Controller
       R. K. Bushey

Directors:

     Howard P. Allen
--------------------------        Director  -------------------      Director
     Howard P. Allen                          Ronald L. Olson


--------------------------        Director  -------------------      Director
     Winston H. Chen                           J. J. Pinola


     Stephen E. Frank                        James M. Rosser
--------------------------       Director  -------------------       Director
     Stephen E. Frank                        James M. Rosser


     Camilla C. Frost                       E. L. Shannon, Jr.
--------------------------      Director  -------------------        Director
     Camilla C. Frost                       E. L. Shannon, Jr.


     Joan C. Hanley                        Robert H. Smith
--------------------------     Director  -------------------        Director
     Joan C. Hanley                        Robert H. Smith


     Carl F. Huntsinger                   Thomas C. Sutton
--------------------------     Director  -------------------        Director
     Carl F. Huntsinger                   Thomas C. Sutton



--------------------------     Director  -------------------        Director
     Charles D. Miller                    Daniel M. Tellep


     Luis G. Nogales                        James D. Watkins
--------------------------     Director  -------------------        Director
     Luis G. Nogales                        James D. Watkins


                                            Edward Zapanta
                               Director  -------------------        Director
                                            Edward Zapanta